                                                                   EXHIBIT 4.1.7


                        SEVENTH SUPPLEMENTAL INDENTURE

     Seventh Supplemental Indenture (this "Seventh Supplemental Indenture"), dated as of October 1, 1999 among QDSP Holdings, Inc., Quality Distribution Service Partners, Inc., Automotive Sales Company, Inc., CB Acquisition Sub, Inc., City Spring Works, Inc., Fleetpride, Inc., Four T Sales & Service, Inc., Holt Incorporated, New England Truck & Auto Service, Inc., Parts Distributing Company, Ltd., Parts Holdings Company, Parts Management Company, Power Equipment International, Inc., Power Export Distributing Company, SLM Power Group, Inc., Specialized Sales & Service, Inc., TBS Incorporated, Truck City Parts, Inc., Stats Remanufacturing Center, Inc., Universal Joint Sales Company, Inc. and Wheatley Truck Parts, Inc. (the "Guarantors"), the Company (as defined in the Indenture referred to herein), any other Guarantors (as defined in the Indenture referred to herein) party to the Indenture referred to herein and U.S. Trust Company, National Association, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of July 31, 1998, as supplemented by the First Supplemental Indenture dated September 30, 1998; the Second Supplemental Indenture dated December 21, 1998; the Third Supplemental Indenture dated January 14, 1999; the Fourth Supplemental Indenture dated April 20, 1999; the Fifth Supplemental Indenture dated June 7, 1999; and the Sixth Supplemental Indenture dated September 27, 1999 (as supplemented, the "Indenture"), providing for the issuance of 12% Senior Subordinated Notes due 2005 (the "Notes");

     WHEREAS, the Indenture provides that under certain circumstances the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which subsequent Guarantors shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Guarantee"); and

     WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Seventh Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1.   Capitalized Terms.   Capitalized terms used herein without definition
shall have the meanings assigned to them in the Indenture.

     2. Agreement to Guarantee. Each of the Guarantors irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

     No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Guarantors shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

     This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantors and their respective successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all
subject to the terms and conditions hereof.   This is a Guarantee of payment and
not of collectibility.

     The Obligations of the Guarantors under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

     THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

     3. THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     4.   Counterparts.   The parties may sign any number of copies of this
Seventh Supplemental Indenture.   Each signed copy shall be an original, but all
of them together represent the same agreement.

     5.   Effect of Headings.   The Section headings herein are for convenience
only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed and attested, all as of the date first above written.

HDA PARTS SYSTEM, INC., an Alabama corporation


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: President


                                  CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                    INC., an Alabama corporation


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                    L.L.C., an Alabama limited liability company

                                  HDA PARTS SYSTEM, INC., as sole member


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: President


                                  CITY TRUCK AND TRAILER PARTS OF
                                    TENNESSEE, INC., a Tennessee corporation


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  CITY FRICTION, INC., an Alabama corporation


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  TRUCK & TRAILER PARTS, INC., a Georgia
                                    corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  CITY TRUCK HOLDINGS, INC., a Delaware
                                    corporation as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: President


                                  TRUCKPARTS, INC., a Connecticut corporation,
                                    as Guarantor


                                  By:  /s/ John J. Greisch
                                       --------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  ASSOCIATED BRAKE SUPPLY, INC., a California
                                    corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  ASSOCIATED TRUCK CENTER, INC., a California
                                    corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  ASSOCIATED TRUCK PARTS OF NEVADA, INC., a
                                    Nevada corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  ONYX DISTRIBUTION, INC., a California
                                    corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  FREEWAY TRUCK PARTS OF WASHINGTON, INC., a
                                    Washington corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  TISCO, INC., a California corporation, as
                                    Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  TISCO OF REDDING, INC., a California
                                     corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  ACTIVE GEAR, L.L.C., a Washington limited
                                    liability company, as Guarantor

                                  HDA PARTS SYSTEM, INC., as sole member


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: President and Chief Executive
                                              Officer


                                  SUPERIOR TRUCK & AUTO SUPPLY, INC.,
                                    a Massachusetts corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  U.S. TRUST COMPANY, NATIONAL ASSOCIATION,
                                    as Trustee


                                  By:  /s/ Garrett P. Smith
                                       --------------------------
                                       Name:  Garrett P. Smith
                                       Title: Assistant Vice President

                                  QDSP HOLDINGS, INC., a Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  QUALITY DISTRIBUTION SERVICE PARTNERS, INC., a Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       --------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  AUTOMOTIVE SALES COMPANY, INC., a Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  CB ACQUISITION SUB, INC., a Delaware
                                  corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  CITY SPRING WORKS, INC., a Delaware
                                  corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  FLEETPRIDE, INC., a Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  FOUR T SALES & SERVICE, INC., a Nebraska corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  HOLT INCORPORATED, a Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  NEW ENGLAND TRUCK & AUTO SERVICE, INC., a
                                  Massachusetts corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  PARTS DISTRIBUTING COMPANY, LTD., a Texas limited partnership, as Guarantor

                                  PARTS MANAGEMENT COMPANY, as General Partner


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  PARTS HOLDINGS COMPANY, a Nevada corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  PARTS MANAGEMENT COMPANY, a Texas corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  POWER EQUIPMENT INTERNATIONAL, INC., a Texas corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  POWER EXPORT DISTRIBUTING COMPANY, a Texas corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President



                                  SLM POWER GROUP, INC., a Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  SPECIALIZED SALES & SERVICE, INC., an Oregon corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President

                                  TBS INCORPORATED, an Arizona corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  TRUCK CITY PARTS, INC., a Delaware
                                  corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  STATS REMANUFACTURING CENTER, INC., a
                                  Nebraska corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  UNIVERSAL JOINT SALES COMPANY, INC., a
                                  Delaware corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       -------------------------
                                       Name:  John J. Greisch
                                       Title: Vice President


                                  WHEATLEY TRUCK PARTS, INC., a Delaware
                                  corporation, as Guarantor


                                  By:  /s/ John J. Greisch
                                       --------------------
                                       Name:  John J. Greisch
                                       Title: Vice President